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                                                                       EXHIBIT C

                             JOINT FILING AGREEMENT

     The undersigned hereby agree that the statement on Schedule 13D with respect to the shares of Common Stock of People's Bancshares, Inc. dated August 17, 1999 is and any amendments thereto signed by each of the undersigned shall be, filed on behalf of each of them pursuant to and in accordance with the provisions of Rule 13d-1(f) under the Securities and Exchange Act of 1934.



Dated: November 9, 1999

                              RCG KINGSTON FUND, LTD.

                                   By: RCG Kingston, L.L.C., its investment
                                       advisor

                                        By: Jennings & Gillen, its co-managing
                                            member


                                        By: /s/ Thomas F. Gillen
                                            ------------------------------
                                        Name:  Thomas F. Gillen
                                        Title: General Partner


                              RCG KINGSTON, L.L.C.

                                   By: Jennings & Gillen, its co-managing member


                                   By: /s/ Thomas F. Gillen
                                       ------------------------------
                                   Name:  Thomas F. Gillen
                                   Title: General Partner



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                              KINGSTON FUND, LP

                                   By: RCG Kingston, L.L.C., its general partner

                                       By: Jennings & Gillen, its co-managing
                                           member


                                       By: /s/ Thomas F. Gillen
                                           ------------------------------
                                       Name:  Thomas F. Gillen
                                       Title: General Partner


                              RAMIUS CAPITAL GROUP, LLC

                                   By: C4S & Co., LLC


                                   By: /s/ Peter A. Cohen
                                       ------------------------------
                                       Name:  Peter A. Cohen
                                       Title: Co-Managing Member


                              C4S & CO., LLC


                              By: /s/ Peter A. Cohen
                                  ------------------------------
                              Name:  Peter A. Cohen
                              Title: Co-Managing Member


                              JENNINGS & GILLEN


                              By: /s/ Thomas F. Gillen
                                  ------------------------------
                              Name:  Thomas F. Gillen
                              Title: Co-General Partner


                              D.B. JENNINGS, INC.


                              By: /s/ Donald B. Jennings
                                  ------------------------------
                              Name:  Donald B. Jennings
                              Title: President



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                              /s/ Donald B. Jennings
                              ------------------------------
                              Donald B. Jennings


                              /s/ Thomas F. Gillen
                              ------------------------------
                              Thomas F. Gillen


                              THE PARTNERSHIP FOR BANK CAPITAL, L.P.

                                   By: D.B. Jennings, Inc., a general partner


                                   By: /s/ Donald B. Jennings
                                       ------------------------------
                                   Name:  Donald B. Jennings
                                   Title: President


                              /s/ Vincent A. Smyth
                              ------------------------------
                              Vincent A. Smyth


                              /s/ Mary E. Smyth
                              ------------------------------
                              Mary E. Smyth